SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                             CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):

                             June 30, 2000
                             -------------

                   NORTH EUROPEAN OIL ROYALTY TRUST
           ------------------------------------------------------

           (Exact name of Registrant as specified in its charter)


                       Commission File No. 1-8245


             Delaware                             22-2084119
     -----------------------                -----------------------

     (State of organization)                (IRS Employer I.D. No.)


      Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
     ---------------------------------------------------------------

               (Address of principal executive offices)


                             732-741-4008
          ---------------------------------------------------

          (Registrant's telephone number including area code)


                  This report consists of 5 pages.


                The Exhibit Index is located on page 4.

Item 5.  Other Materially Important Event.
         ---------------------------------

          Pursuant to the terms of the February 1996 settlement between North European Oil Royalty Trust and the Delaware State Escheator approved by order of the Delaware Court of Chancery, the Trust has completed the second issuance of Trust units to the Delaware State Escheator. This second issuance was comprised of 190,128 Trust units and brings the total number of units issued to the Delaware State Escheator to 570,378. The current issuance increases the total number of Trust units outstanding to 8,886,804.

Item 7.  Financial Statements and Exhibits
         ---------------------------------


         (c) Exhibits
             --------

             Exhibit 99.1.  Press release dated
             June 30, 2000 and distributed
             over PR Newswire

             Exhibit 99.2.  Order Approving Settlement
             signed by Vice Chancellor Jack Jacobs
             of the Delaware Court of Chancery on
             February 26, 1996.  (Incorporated by
             reference to Exhibit 99.2 to Form 8-K
             filed February 28, 1996.




                               SIGNATURES
                               ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------

                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------

                                                John R. Van Kirk
                                                Managing Director


Dated:   June 30, 2000

                              EXHIBIT INDEX
                              -------------



                                                              Page


          Exhibit 99.1.       Press release dated               5
                              June 30, 2000.


          Exhibit 99.2.       Order Approving Settlement
                              signed by Vice Chancellor
                              Jack Jacobs of the Delaware
                              Court of Chancery on
                              February 26, 1996.
                              (Incorporated by reference
                              to Exhibit 99.2 to Form 8-K
                              filed February 28, 1996.)